UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2023

______________

Issuer Direct Corporation
(Exact name of registrant as specified in its charter)

 ______________

Delaware	1-10185	26-1331503
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Glenwood Drive, Suite 1001, Raleigh, NC 27603

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (919) 481-4000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	ISDR	NYSE American

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 7, 2023, Issuer Direct Corporation (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, there were 2,751,314 shares of common stock represented in person or by proxy of the 3,791,020 shares of common stock entitled to be cast, constituting a quorum. The Company's stockholders approved the three proposals listed below, which proposals are described in detail in the Company's definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 28, 2023. The final votes on the proposals presented at the Annual Meeting are as follows:

PROPOSAL 1: TO ELECT FIVE (5) DIRECTORS TO SERVE UNTIL THE NEXT ANNUAL MEETING OR UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED.

	Votes For	Votes Against	Broker Non-Votes
Brian R. Balbirnie	2,325,286	155,663	270,365
J. Patrick Galleher	2,065,177	415,772	270,365
Marti Beller Lazear	2,212,682	268,267	270,365
Michael Nowlan	2,292,465	188,484	270,365
Graeme P. Rein	2,461,916	18,983	270,365

PROPOSAL 2: TO APPROVE THE ISSUER DIRECT CORPORATION 2023 EQUITY INCENTIVE PLAN.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
2,299,206	180,729	1,014	270,365

PROPOSAL 3: TO RATIFY THE APPOINTMENT BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF CHERRY BEKAERT, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.

Votes For	Votes Against	Votes Abstaining
2,537,438	213,867	9

2

Item 8.01. Other Events.

Immediately after the Annual Meeting, Mr. Nowlan assumed the role of Chairperson of the Board of Directors (the “Board”) of the Company and the Audit Committee and Compensation Committee of the Board were reconstituted as follows:

Audit Committee	Compensation Committee
Graeme Rein (Chair)	Marti Beller Lazear (Chair)
Patrick Galleher	Patrick Galleher
Michael Nowlan

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Issuer Direct Corporation

Date: June 9, 2023	By:	/s/ Brian R. Balbirnie
Brian R. Balbirnie Chief Executive Officer

4